SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 18, 2003
                                                         -----------------

                                  Red Hat, Inc.
                                  -------------

             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------

                 (State or Other Jurisdiction of Incorporation)

             0-26281                                   06-1364380
             -------                                   ----------
     (Commission File Number)                (IRS Employer Identification No.)


         1801 Varsity Drive, Raleigh, NC                            27606
         -------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)

        Registrants telephone number, including area code: 919-754-3700


                                 Not Applicable
                                 --------------

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
         ------------

         On December 18, 2003, Red Hat, Inc., a Delaware corporation (the "Company"), announced that it entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, Wild Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Merger Sub") and Sistina Software, Inc., a Delaware corporation ("Sistina"), providing for the merger of the Merger Sub with and into Sistina with Sistina as the surviving entity. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c) Exhibits.

         99.1     Press Release dated December 18, 2003

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2003                     REGISTRANT

                                            Red Hat, Inc.

                                            By: /s/ Kevin B. Thompson
                                                ---------------------------
                                            Kevin B. Thompson
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1              Press Release dated December 18, 2003